Summary ProspectusJuly 1, 2010

New York Tax-Free Money Fund — NYTXX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated July 1, 2010, and Statement of Additional Information, dated July 1, 2010.

Investment Objective

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York State, and New York City income taxes.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.41%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.17%b
Total annual fund operating expenses	0.58%
Fee waiver/expense reimbursement	0.03%c
Total annual fund operating expenses after fee waiver/reimbursement	0.55%c

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bRestated to reflect current fees.

cEffective July 1, 2009, T. Rowe Price Associates, Inc. agreed (through June 30, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary items) that would cause the fund`s ratio of expenses to average net assets to exceed 0.55%. Termination of the agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 0.55%) are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 0.55%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.55%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$56	$182	$320	$722

Investments, Risks, and Performance

Principal Investment Strategies  The fund will invest at least 65% of its total assets in New York municipal securities, and at least 80% of the fund`s income is expected to be exempt from federal, New York State, and New York City income taxes. While the fund is managed to provide a stable share price of $1.00, its yield will fluctuate with changes in short-term interest rates. The fund`s weighted average maturity will not exceed 60 days, its weighted average life will not exceed 120 days, and the fund will not purchase any security with a maturity longer than 13 months. When calculating its weighted average maturity, a fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. A fund may not take into account these resets when calculating its weighted average life.

The fund buys securities within the two highest short-term rating categories assigned by established credit rating agencies or, if unrated, deemed to be of comparable quality by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price. In selecting securities for the fund, the portfolio manager may examine relationships among yields of various types and maturities of money market securities in the context of the outlook for interest rates. The fund does not purchase bonds that are subject to the alternative minimum tax (AMT).

The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state`s general obligation securities. From time to time, the fund may invest a significant portion of its assets in sectors with special risks, such as hospital, electric utility, or private activity bonds.

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The fund may also sometimes invest in obligations of the commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) whose interest is exempt from federal, New York State, and New York City income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

Due to seasonal variations in the supply of suitable New York securities, the fund may invest in municipals whose interest is exempt from federal but not New York State income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund`s annual income.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding securities.

Principal Risks  As with any mutual fund, there can be no guarantee the fund will achieve its objective. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Recently, money market funds have experienced significant pressures from shareholder redemptions, issuer credit downgrades and illiquid markets. Therefore, it is possible that a money market fund may no longer be able to value its shares at $1.00. The potential for realizing a loss of principal in the fund could derive from:

Credit risk  This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. Rule 2a-7 under the Investment Company Act of 1940 (1940 Act) requires that money market funds invest in securities rated in the highest two credit categories. However, the credit of the securities held by the fund may change rapidly in certain market environments.

Interest rate risk  This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. The fund`s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates.

Municipal securities risk  The fund will be significantly impacted by events that affect the overall municipal securities markets, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers. Income from municipal securities held by the fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal security issuer. In addition, a portion of the fund`s otherwise tax-exempt dividends may be taxable to those shareholders subject to the AMT. Any fund investments in Puerto Rico or U.S. territories may involve additional credit and tax risk.

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State specific risk  This refers to the risk that developments in New York will adversely affect the securities held by the fund. Because the fund invests primarily in securities issued by New York and its municipalities, it is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. Adverse developments in an economic sector may have far-reaching impacts on the overall New York municipal securities market.

As of June 1, 2010, the state of New York`s general obligation debt was rated Aa2 by Moody`s, AA by Standard & Poor`s (S&P), and AA by Fitch. All three rating agencies maintained stable outlooks. Moody`s and Fitch recently recalibrated their ratings to a global scale, which led to an upgrade in their ratings based on a change in methodology and not improved credit quality.

Liquidity risk  This is the risk that the fund may not be able to sell a security timely or at desired prices.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

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The fund`s return for the three months ended 3/31/10 was 0.00%.

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
New York Tax-Free Money Fund	0.15%	1.95%	1.77%
Lipper New York Tax-Exempt Money Market Funds Average	0.19	1.94	1.73

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Joseph K. Lynagh is Chairman of the fund`s Investment Advisory Committee. Mr. Lynagh has been chairman of the committee since 2000 and he joined T. Rowe Price in 1990.

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Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. The fund intends to distribute income that is exempt from federal and New York state income taxes. However, a portion of the fund`s distributions may be subject to income taxes or the alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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F75-045 7/1/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202